McMoRan Exploration Co.

nyse:MMR





1st Quarter 2004 Conference Call

James R. Moffett

Richard C. Adkerson

Co-Chairmen of the Board

April 22, 2004

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project, the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ and the ability to obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2003 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2003.

1st Quarter 2004 Highlights

- **Active Exploratory Drilling with Newly Established Multi-year Exploration Venture:**
  - Dawson Deep Has Reached TD, Evaluating Development Opportunities
  - 2 Exploratory Wells Currently Drilling, Minuteman & Lombardi Deep
  - 1 Exploratory Well to Spud in 2Q04, Deep Tern Miocene
  - Planning Additional Wells for 2H04
- **JB Mountain/Mound Point Development Activities Continue**
  - 2 Wells Currently Drilling, JB Mountain #3 & Mound Point #2
  - 3 Wells Currently Producing, JB Mountain #1, #2 & Mound Point #1
- **Submitted License Application for MPEH™ with U.S. Coast Guard**

Exploratory Drilling Update

- **Dawson Deep – Garden Banks Block 625**
  - Drilled to TD of 27,953’
  - Initial & Sidetrack Appraisal Well Encountered Hydrocarbons in Several Sand Intervals
  - Data Will be Studied to Evaluate Optimal “Take Point”
  - Located Three Miles from Kerr McGee’s Gunnison Spar Facility

- **Minuteman – Eugene Island Blocks 212/213**
  - Currently Drilling Below 13,700’
  - TD is 22,000’
  - To Target Upper Miocene Sands

- **Lombardi Deep – Vermilion Block 208**
  - Currently Drilling Below 11,300’
  - TD is 19,500’
  - To Target Lower Pliocene and Upper Miocene Sands

Near-Term Drilling Prospects



McMoRan
SOUTH MARSH ISLAND 217
Hurricane Upthrown
LA STATE LEASE 340
Lighthouse Point
LA STATE LEASE 340
Mound Point Offset
Mound Point Horst
Mound Point West Fault Block
HOUSTON
ORLEANS
SOUTH MARSH ISLAND 224
JB Mountain Deep
SOUTH MARSH ISLAND 223
JB Mountain
EUGENE ISLAND 97/108
Thunderbolt Intermediate
VERMILION 208
Lombardi Deep
EUGENE ISLAND 212/213
Minuteman (Phoenix)
GARDEN BANKS 625
Dawson Deep
EUGENE ISLAND 193
Deep Tern Miocene
WEST CAMERON
SOUTH MARSH ISLAND
VERMILION
BRAZOS
MATAGORDA ISLAND
MUSTANG ISLAND
EAST BREAKS
GARDEN BANKS
NORTH PADRE ISLAND
PORT ISABEL
SOUTH PADRE ISLAND
ALAMINOS CANYON
KEATHLEY CANYON
WALKER RIDGE
LUND
HENDERSON
EWING BANK
SOUTH TIMBALIER
CHANDELEUR
BRETON
DESTIN

McMoRan/El Paso Program Prospects

McMoRan Prospects

Near-Term Drilling Prospects

Prospect	Water Depth	WI*	NRI*	True Vertical Depth	Gross Unrisked Potential	Net Unrisked Potential
South Marsh Island 223						
JB Mountain	10'	55.0%	38.8%	22,000'	1.9 Tcfe	0.7 Tcfe
La. State Lease 340						
Mound Point - #2 Offset	6'	30.4%	21.6%	18,700'	0.4 Tcfe	0.1 Tcfe
Mound Point - Horst Block	10'	30.4%	22.3%	20,000'	1.3 Tcfe	0.3 Tcfe
Mound Point West Fault Block	10'	30.4%	21.6%	20,000'	1.1 Tcfe	0.2 Tcfe
			MMR/EP Program		*4.7 Tcfe*	*1.3 Tcfe*
			McMoRan Share			*0.6 Tcfe*
Garden Banks 625						
Dawson Deep	2,900'	30.0%	24.0%	25,940'	0.4 Tcfe	0.1 Tcfe
Eugene Island 212/213						
Minuteman *(Phoenix)*	100'	33.3%	24.3%	22,000'	0.3 Tcfe	0.1 Tcfe
Vermilion 208						
Lombardi Deep	115'	50.0%	39.5%	19,500'	0.35 Tcfe	0.1 Tcfe
Eugene Island 193						
Deep Tern Miocene	90'	58.3%	47.3%	20,350'	0.15 Tcfe	0.07 Tcfe
South Marsh Island 217						
Hurricane Upthrown	10'	33.0%	23.3%	18,000'	0.9 Tcfe	0.2 Tcfe
South Marsh Island 224						
JB Mountain Deep	10'	33.0%	23.3%	23,000'	0.9 Tcfe	0.2 Tcfe
State Lease 340						
Lighthouse Point	8'	34.2%	24.3%	16,000'	0.1 Tcfe	0.02 Tcfe
Eugene Island 97/108						
Thunderbolt Intermediate	32'	24.0%	17.3%	18,500'	0.07 Tcfe	0.01 Tcfe
			Gross Unrisked Potential		*7.9 Tcfe*	
			Net Unrisked Potential			*1.4 Tcfe*

** Interests currently held may change as a result of partner elections or future drilling arrangements.*

Near-term Drilling Status

- **Deep Tern Miocene – Eugene Island Block 193**
  - Expected to Spud in 2Q04
  - Proposed Total Depth is 20,350'
  - ChevronTexaco Will Participate in Testing Basal Pliocene Section in Well
- **Hurricane Upthrown – South Marsh Island Block 217**
  - Located Northwest of Hurricane Prospect
  - Expected to Spud in 2H04, TD 18,000'
  - To Target Rob L and Operc Sands
- **JB Mountain Deep – South Marsh Island Block 224**
  - East and Adjacent to Original JB Mountain Discovery
  - Acreage Acquired in Recent Farm-in Agreement
  - To Target Rob L, Operc and Gyrodina Sands

JB Mountain/Mound Point Development Activities

- **3 Wells Currently Producing**
  - JB Mountain #1, #2, and Mound Point #1
  - Aggregate Production Averaged 78 Mmcfe/d in 1Q04
- **Two Wells Currently Drilling**
  - JB Mountain #3 Drilling Below 14,600', TD 22,000'
  - Mound Point #2 Drilled to 16,300', Currently Setting Casing, TD 18,500'
- **McMoRan is Paying None of the Program's Development Costs**
- **Once 100 Bcfe are Produced to the Program's Interest, McMoRan Will Participate for 50% of Revenues and Costs**

Reversionary Interest

- **Interests in 3 Properties Sold for $60 Million in 2002**
- **Represented 2.5 Bcfe of MMR's Proved Reserves at 12/31/03**
- **Retained Reversionary Interest Equal to 75% of Transferred Interest After Payout in the Following Prospects:**
  - Vermilion Block 196 (Lombardi)
  - Main Pass Blocks 86/97 (Shiner)
  - 80% of Ship Shoal Block 296 (Raptor)
- **3 Wells Currently Producing at an Average Rate of 12 Mmcfe/d Net to 3rd Party's Interest**
- **2 Shiner Wells Expected to Commence Production in 2004**
- **Payout Balance as of 3/31/04 Was ~$26 Million, a $9 Million Decrease from the 12/31/03 Balance**

Main Pass Energy Hub™


LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Project Background

- Located 17 Miles Offshore Southeast Louisiana in Water Depths of 210' Close to Major Deep Water Shipping Lanes
- Utilize Existing Platforms
- Receive and Process 7mtpa of LNG Using Existing, Proven Technologies
- 28 Bcf of Salt Cavern Storage for Revaporized LNG
- Designed to Offload a 145,000m³ LNG Carrier in 12 Hours
- Planning a Pipeline Header With Connections to Major U. S. Pipelines Serving the Eastern Half of the U. S.
- To be Permitted by the U. S. Coast Guard and MARAD (Maritime Administration) Under the Mandated One Year Process

Main Pass Energy Hub™ Platforms



LNG Project Status Report

- **Existing Platform Infrastructure Converted to MPEH™ Configuration**
- **License Application Was Filed with U.S. Coast Guard on February 27, 2004**
  - Streamlined Process Mandated by Recent Amendments to the Deep Water Act Was Validated with Recent Granting of Two Deep Water Port Licenses
  - Developing Responses to Comments on Application
  - Anticipate Application to be Accepted as Complete During Second Quarter 2004
  - Once Accepted as Complete, 330-day Process Begins
- **Preliminary Engineering Completed:**
  - Marine
  - Process
  - Environmental/Regulatory
- **Advancing Commercial Discussions for Supply and Off Take Contracts**
- **Facilities Could be Operational by Late 2007**

Cash & Capital Expenditure Outlook

- Unrestricted Cash Approximated $90 Million at 3/31/04
- McMoRan Estimates 2004 Exploratory Drilling to Approximate $40-$50 Million
- Permitting and Commercialization Efforts for Main Pass Energy Hub™ Estimated to be $6 Million in 2004
- Considering Financing Options for Expanded Opportunities

McMoRan Investment Summary

- **Well Positioned to Participate in Series of High Potential E&P Opportunities**
  - Active Program Underway
  - Primary Focus on Deep Targets Near Existing Infrastructure

- **Additional Opportunities to Add Value with MPEH™ LNG Project**

Dawson Deep Exploration Prospect





579
580
581
582
DEVON
KERR-MCGEE
623
624
625
626
A
Evaluating for optimal "Take Point"
GB 625 #2ST-2 (TA) Appraisal Well
GB 625 #2ST Sidetracked
Dawson Deep
KERR-MCGEE
667
668
669
670
A'
Durango
Gunnison

Garden Banks 625

MMR Working Interest: 30%

MMR Net Revenue Interest: 24%

Water Depth: 2,900 Feet

Gross Acreage: 5,760

Gross Unrisked Potential: 0.4 Tcfe

Net Unrisked Potential: 0.1 Tcfe

Total Measured Depth: 27,953'

Evaluating for Optimal "Take Point"

Dawson Deep Cross Section



A
Kerr McGee
GB 625 #2ST-1 & #2ST-2
A'
GB-625
GB-669
5000
10000
15000
20000
25000
Gunnison
Pay Section
Dawson Area
Objectives
Dawson Deep
Objectives
Ultra Deep
Objectives
Salt
Dawson Deep
Schematic
Cross Section
NW - SE

Minuteman Exploration Prospect



209
210
211
152
EL PASO
175
CONTANGO
POGO
UNOCAL
CHEVRON
ANADARKO
214
SPINNAKER
213
UNOCAL
212
MULTIPLE LEVELS
UNOCAL
176
231
232
233
199
CHEVRON
STONE

MMR Working Interest: 33.3%

MMR Net Revenue Interest: 24.3%

Water Depth: 100 Feet

Gross Acreage: 9,600

Gross Unrisked Potential: 0.3 Tcfe

Net Unrisked Potential: 0.1 Tcfe

Total Well Depth: 22,000' TVD

Eugene Island 212/213

(previously Phoenix prospect)

Lombardi Deep Exploration Prospect




186
187
188
189
197
196
195
194
206
207
208
209
217
216
215
214

Vermilion 208

MMR Working Interest: 50.0%

MMR Net Revenue Interest: 39.5%

Water Depth: 115 Feet

Gross Acreage: 10,000 (2 blocks)

Gross Unrisked Potential: 0.35 Tcfe

Net Unrisked Potential: 0.1 Tcfe

Total Well Depth: 19,500' TVD

Deep Tern Miocene Exploration Prospect




185
186
MURPHY
WESTPORT
194
193
Prop Loc.
MOXY
207
208
PIONEER

Eugene Island 193

MMR Working Interest: 58.3%

MMR Net Revenue Interest: 47.3%

Water Depth: 90 Feet

Gross Acreage: 5,000

Gross Unrisked Potential: 0.15 Tcfe

Net Unrisked Potential: 0.07 Tcfe

Proposed Well Depth: 20,350' TVD

Hurricane Upthrown Prospect

South Marsh Island 217


Hurricane
SMI Block 217
JB Mountain
SMI Block 223
B
NW
B'
SE
Upthrown Prospect
Loc C
Loc B
#220
JBM #1 #218
JBM #2 #219
JBM #3 #221
Drilling
0
5000
10000
15000
20000
ROB-L
OPERC
GYRO


211
212
213
218
217
216
215
221
222
223
224
231
230
B
B'
TEXACO
Loc "C"
Loc "B" Hurricane Upthrown
El Paso #218 JB Mtn. #1 Discovery Producing
El Paso #220 Hurricane Non commercial
El Paso #219 JB Mtn. #2 Producing
El Paso #221 JB Mtn. #3 Drilling

MMR Working Interest: 33.0%
MMR Net Revenue Interest: 23.3%
Water Depth: 10 Feet
Gross Unrisked Potential: 0.9 Tcfe
Net Unrisked Potential: 0.2 Tcfe
Proposed Well Depth: 18,000' TVD

JB Mountain Deep




216
215
214
El Paso #218
JB Mtn. #1
Discovery
Producing
TEXACO
223
224
225
El Paso #219
JB Mtn. #2
Producing
El Paso #221
JB Mtn. #3
Drilling
229
228
227

South Marsh Island 224

MMR Working Interest: 33.0%

MMR Net Revenue Interest: 23.3%

Water Depth: 10 Feet

Gross Unrisked Potential: 0.9 Tcfe

Net Unrisked Potential: 0.2 Tcfe

Proposed Well Depth: 23,000' TVD

JB Mountain/Mound Point Cross Section



A
SW
JB Mountain
SMI Block 223
Mound Point
A'
NE
JBM #3 #221
JBM #2 #219
JBM #1 #218
Drilling
McMoRan #2
Discovery
El Paso Offset Producing
0
5000
10000
15000
20000
ROB-L
OPERC
GYRO